Exhibit 99.1

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was 90 days or more past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 1, 2010, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,982,366 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 22 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,312,371,971
Aggregate Outstanding Principal Balance – Treasury Bill	$186,260,196
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.19%
Aggregate Outstanding Principal Balance – Commercial Paper	$1,126,111,774
Percentage of Aggregate Outstanding Principal Balance – Commercial Paper	85.81%
Number of Borrowers	50,238
Average Outstanding Principal Balance Per Borrower	$26,123
Number of Loans	82,256
Average Outstanding Principal Balance Per Loan – Treasury Bill	$21,854
Average Outstanding Principal Balance Per Loan – Commercial Paper	$15,273
Weighted Average Remaining Term to Scheduled Maturity	223 months
Weighted Average Annual Interest Rate	4.88%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4,691	$68,591,304	5.2%
3.01% to 3.50%	13,259	173,748,725	13.2
3.51% to 4.00%	15,974	243,584,028	18.6
4.01% to 4.50%	26,264	369,002,874	28.1
4.51% to 5.00%	7,705	127,341,478	9.7
5.01% to 5.50%	1,511	32,502,259	2.5
5.51% to 6.00%	1,021	25,193,691	1.9
6.01% to 6.50%	990	25,736,977	2.0
6.51% to 7.00%	1,081	21,438,919	1.6
7.01% to 7.50%	957	20,111,424	1.5
7.51% to 8.00%	3,367	74,727,160	5.7
8.01% to 8.50%	2,156	46,073,590	3.5
Equal to or greater than 8.51%	3,280	84,319,543	6.4
Total	82,256	$1,312,371,971	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,998	$15,630,771	1.2%
$5,000.00 -$ 9,999.99	10,946	83,833,055	6.4
$10,000.00-$14,999.99	7,586	92,638,542	7.1
$15,000.00-$19,999.99	6,236	108,240,160	8.2
$20,000.00-$24,999.99	4,299	96,039,171	7.3
$25,000.00-$29,999.99	3,008	82,163,547	6.3
$30,000.00-$34,999.99	2,193	71,078,937	5.4
$35,000.00-$39,999.99	1,863	69,791,184	5.3
$40,000.00-$44,999.99	1,518	64,379,491	4.9
$45,000.00-$49,999.99	1,046	49,564,658	3.8
$50,000.00-$54,999.99	880	46,111,462	3.5
$55,000.00-$59,999.99	792	45,512,201	3.5
$60,000.00-$64,999.99	661	41,303,057	3.1
$65,000.00-$69,999.99	531	35,790,385	2.7
$70,000.00-$74,999.99	500	36,165,389	2.8
$75,000.00-$79,999.99	375	29,025,487	2.2
$80,000.00-$84,999.99	307	25,338,272	1.9
$85,000.00-$89,999.99	298	26,018,598	2.0
$90,000.00-$94,999.99	245	22,651,535	1.7
$95,000.00-$99,999.99	216	21,061,328	1.6
$ 100,000.00 and above	1,740	250,034,742	19.1
Total	50,238	$1,312,371,971	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	75,894	$1,188,539,615	90.6%
31-60 days	2,735	48,068,807	3.7
61-90 days	1,105	23,797,367	1.8
91-120 days	635	13,165,132	1.0
121-150 days	385	7,628,822	0.6
151-180 days	374	7,795,037	0.6
181-210 days	278	5,684,421	0.4
Greater than 210 days	850	17,692,768	1.3
Total	82,256	$1,312,371,971	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	64	$40,896	*
4 to12	320	414,406	*
13 to 24	629	1,724,761	0.1%
25 to 36	924	4,419,407	0.3
37 to 48	873	4,495,123	0.3
49 to 60	3,151	11,959,113	0.9
61 to 72	1,658	9,527,563	0.7
73 to 84	1,222	10,138,693	0.8
85 to 96	12,300	68,446,577	5.2
97 to 108	5,310	36,094,332	2.8
109 to 120	3,483	28,153,044	2.1
121 to 132	2,937	34,259,143	2.6
133 to 144	2,304	30,785,308	2.3
145 to 156	10,494	117,201,230	8.9
157 to 168	5,003	60,484,461	4.6
169 to 180	3,290	43,766,733	3.3
181 to 192	2,395	36,452,863	2.8
193 to 204	1,603	28,959,890	2.2
205 to 216	5,245	100,370,855	7.6
217 to 228	2,932	59,387,875	4.5
229 to 240	2,113	46,792,296	3.6
241 to 252	1,415	33,794,692	2.6
253 to 264	846	22,901,483	1.7
265 to 276	3,877	139,018,939	10.6
277 to 288	1,908	70,865,920	5.4
289 to 300	1,666	67,068,141	5.1
301 to 312	1,164	52,541,040	4.0
313 to 324	621	33,624,792	2.6
325 to 336	707	40,143,761	3.1
337 to 348	552	33,579,182	2.6
349 to 360	693	47,192,314	3.6
361 and above	557	37,767,140	2.9
Total	82,256	$1,312,371,971	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Sallie Mae’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	6,986	$127,881,937	9.7%
Forbearance	6,140	$141,703,478	10.8
Repayment
First year in repayment	2,368	70,401,668	5.4
Second year in repayment	2,793	71,299,365	5.4
Third year in repayment	3,137	74,762,069	5.7
More than 3 years in repayment	60,832	826,323,453	63.0
Total	82,256	$1,312,371,971	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Sallie Mae’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 68.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	13.7	-	245.8
Forbearance	-	4.3	257.9
Repayment	-	-	213.3

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $127,881,937 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $62,695,485 or approximately 49.0% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	706	$11,386,077	0.9%
Alaska	132	1,997,286	0.2
Arizona	1,653	27,164,334	2.1
Arkansas	553	8,883,393	0.7
California	7,020	126,857,075	9.7
Colorado	1,368	20,053,376	1.5
Connecticut	1,282	18,246,860	1.4
Delaware	206	3,483,791	0.3
District of Columbia	350	6,560,415	0.5
Florida	3,906	75,023,323	5.7
Georgia	2,557	46,863,665	3.6
Hawaii	295	4,019,413	0.3
Idaho	260	4,212,174	0.3
Illinois	4,764	73,099,636	5.6
Indiana	2,629	35,131,264	2.7
Iowa	540	7,660,725	0.6
Kansas	1,620	22,323,420	1.7
Kentucky	704	10,111,241	0.8
Louisiana	3,357	55,123,862	4.2
Maine	239	3,781,552	0.3
Maryland	2,127	38,492,796	2.9
Massachusetts	3,119	40,572,242	3.1
Michigan	2,127	35,817,980	2.7
Minnesota	1,473	22,150,106	1.7
Mississippi	833	12,465,246	0.9
Missouri	1,972	32,016,154	2.4
Montana	125	1,584,341	0.1
Nebraska	204	2,869,485	0.2
Nevada	511	8,630,325	0.7
New Hampshire	471	6,436,342	0.5
New Jersey	2,354	40,572,008	3.1
New Mexico	253	4,201,592	0.3
New York	6,908	109,300,730	8.3
North Carolina	1,768	28,198,338	2.1
North Dakota	63	1,081,187	0.1
Ohio	423	7,636,676	0.6
Oklahoma	1,786	28,083,686	2.1
Oregon	1,078	16,128,146	1.2
Pennsylvania	3,348	49,984,623	3.8
Rhode Island	214	3,411,747	0.3
South Carolina	695	12,543,139	1.0
South Dakota	79	1,092,415	0.1
Tennessee	1,472	24,092,686	1.8
Texas	7,158	110,333,095	8.4
Utah	227	3,571,663	0.3
Vermont	107	1,781,275	0.1
Virginia	2,610	37,313,148	2.8
Washington	2,326	32,670,571	2.5
West Virginia	361	5,099,113	0.4
Wisconsin	1,246	19,408,389	1.5
Wyoming	72	1,268,445	0.1
Other	605	11,581,399	0.9
Total	82,256	$1,312,371,971	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	56,475	$774,702,116	59.0%
Other Repayment Options(1)	25,038	509,454,793	38.8
Income Sensitive(2)	743	28,215,062	2.1
Total	82,256	$1,312,371,971	100.0%
__________________ (1) Includes, among others, graduated repayment and interest-only period loans. (2) Includes some interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 4,498 loans with an aggregate outstanding principal balance of $140,292,935 currently in an interest-only period.  These interest-only loans represent approximately 10.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	40,122	$571,441,066	43.5%
Unsubsidized	42,134	740,930,904	56.5
Total	82,256	$1,312,371,971	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	392	$6,954,063	0.5%
October 1, 1993 through June 30, 2006	81,864	1,305,417,907	99.5
July 1, 2006 and later	0	0	0.0
Total	82,256	$1,312,371,971	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	3,348	$43,892,508	3.3%
California Student Aid Commission	466	8,554,290	0.7
College Assist	62	1,343,038	0.1
Educational Credit Management Corporation	515	6,810,618	0.5
Great Lakes Higher Education Corporation	604	14,717,210	1.1
Illinois Student Assistance Commission	3,883	53,883,544	4.1
Iowa College Student Aid Commission	259	3,687,653	0.3
Kentucky Higher Education Assistance Authority	429	5,918,598	0.5
Louisiana Office of Student Financial Assistance	604	8,588,087	0.7
Michigan Guaranty Agency	1,241	17,163,768	1.3
Montana Guaranteed Student Loan Program	5	105,167	*
New Jersey Higher Education Student Assistance Authority	3,182	39,741,184	3.0
New York State Higher Education Services Corporation	9,579	140,083,612	10.7
Northwest Education Loan Association	5,847	79,121,563	6.0
Oklahoma Guaranteed Student Loan Program	1,977	29,629,590	2.3
Pennsylvania Higher Education Assistance Agency	7,220	102,943,915	7.8
Student Loan Guarantee Foundation of Arkansas	355	5,377,653	0.4
Tennessee Student Assistance Corporation	1,020	14,445,007	1.1
Texas Guaranteed Student Loan Corporation	5,994	95,559,340	7.3
United Student Aid Funds, Inc.	35,666	640,805,626	48.8
Total	82,256	$1,312,371,971	100.0%
___________________ * Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada, and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation.  USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation.  SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”).  Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act.  The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student or parent borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans.  The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders.  The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).  The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund.  The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

The Higher Education Reconciliation Act (HERA), which was signed into law in February 2006, requires all guarantors to collect and deposit into the federal reserve fund a federal default fee of 1 percent of the principal amount of all Stafford and PLUS loans guaranteed on or after July 1, 2006.  USA Funds paid the federal default fee to the federal reserve fund from the operating fund on behalf of the borrower for all PLUS loans made by a lender that paid the federal default fee on behalf of its Stafford borrowers for loans guaranteed by USA Funds from July 1, 2006, through June 30, 2007, and for all PLUS loans guaranteed by USA Funds on or after July 1, 2007 through June 30, 2008, for graduate- and professional-student-borrowers.  For loans guaranteed beginning February 1, 2008, USA Funds subsidized from its non-federal resources, one-half of the 1 percent federal default fee, when the originating lender paid the other half of the fee for borrowers attending schools in USA Funds’ designated and key states of Arizona, California, Florida, Hawaii, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming, and for borrowers attending all other schools with final 2005 cohort-default rates of less than 7 percent.  Effective October 1, 2009, USA Funds no longer paid the federal default fee from the operating fund on behalf of the borrower.

As of September 30, 2009, USA Funds held net assets on behalf of the federal reserve fund of approximately $408 million.  Through September 30, 2009, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $107 billion.  Also, as of September 30, 2009, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $408 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash charges and amounts to be remitted to the U.S. Department of Education for reserve recalls in 2003 through 2005, in a guarantors federal reserve fund, by the total amount of loans outstanding.  Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years for which information is available was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2005	2006	2007	2008	2009
United Student Aid Funds, Inc.	0.45%	0.26%	0.28%	0.33%	0.38%

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years for which information is available, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2005	2006	2007	2008	2009
United Student Aid Funds, Inc.	$10,724	$12,586	$15,581	$17,202	$20,067

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year.  For the last five fiscal years for which information is available, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2005	2006	2007	2008	2009
United Student Aid Funds, Inc.	35.05%	38.03%	40.30%	45.60%	36.19%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years for which information is available, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2005	2006	2007	2008	2009
United Student Aid Funds, Inc.	1.41%	1.21%	2.13%	2.07%	1.92%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years for which information is available, the “loss rate” was as follows: 2009 – 4.62%; 2008 – 4.26 percent; 2007 – 4.07 percent; 2006 – 3.84 percent; 2005 – 3.46 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (HESC) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program (TAP) and a variety of state scholarships in addition to acting as a guarantee agency under the FFEL Program.  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP Loans.

For the FFELP, HESC has the responsibility of processing loans submitted for guarantee, issuing loan guarantees, providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (Federal Fund) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the U.S. Department of Education (ED).  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2009, HESC had total FFEL Program assets of approximately $172 million (including balances for both the Federal Student Loan Reserve Fund and the Agency Operating Fund) and had a total of approximately $27.0 billion in original principal amount of loans outstanding.  A recall of federal reserves was mandated in the 1998 Reauthorization Amendments.  HESC’s total share of this reserve recall was $18,222,100 which was paid to the Department of Education in three installments with the final payment in August 2007.

Guaranty Volume:  HESC guaranteed the following amounts for the last five federal fiscal years ending September 30 for which information is available (excluding consolidation loans):

	FFELP Loan Volume
	Fiscal Year
	($ in millions)
Guarantor	2005	2006	2007	2008	2009
New York State Higher Education Services Corporation	$2,710.8	$2,970.4	$3,163.6	$3,551.4	$3,642.4

Reserve Ratio:  A guarantee agency’s reserve ratio is determined by dividing its Federal Student Loan Reserve Fund balance by the original principal amount of loans outstanding. HESC’s reserve ratio for the last five federal fiscal years ending September 30 for which information is available is as follows:
	Reserve Ratio
	Fiscal Year
Guarantor	2005	2006	2007	2008	2009
New York State Higher Education Services Corporation	0.25%	0.25%	0.29%	0.29%	0.30%

Claims Rate:  A guaranty agency’s claims rate (a.k.a. trigger rate) is determined by dividing the amount of federal reinsurance claims paid by ED during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 for which information is available is as follows:

	Claims Rate
	Fiscal Year
Guarantor	2005	2006	2007	2008	2009
New York State Higher Education Services Corporation	1.67%	1.50%	1.42%	1.60%	1.93%

Recovery Rate:  ED calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 for which information is available provided below uses the ED calculation method:

	Recovery Rate
	Fiscal Year
Guarantor	2005	2006	2007	2008	2009
New York State Higher Education Services Corporation	18.50%	19.59%	25.64%	32.12%	23.64%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site, www.hesc.org.